Nextdoor Investor Update - Q1 2025 1 investors.nextdoor.com Exhibit 99.1

John T. Williams, Head of IR 2

Disclaimer Certain statements in this Investor Update may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “project,” “target,” “plan,” or “potentially” or the negatives of these terms or variations of them or similar terminology. These statements include, but are not limited to, statements regarding our future performance and our market opportunity, including expected financial results for the second quarter of 2025 and the first half of 2025, trends and expectations regarding our business and operating results, including the implementation and potential impact of our NEXT initiative, our expectations on Verified Neighbor growth, our business strategy and plans, and our objectives and future operations, including our expansion into new markets. Forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date of this Investor Update, and are subject to risks and uncertainties. Accordingly, actual results could differ materially due to a variety of factors, including: our ability to scale our business and monetization efforts; our ability to expand business operations abroad; our limited operating history; risks associated with managing our growth; our ability to achieve and maintain profitability in the future; the effects of the highly competitive market in which we operate; the impact of macroeconomic conditions on our business, including the impact of significant political, trade and regulatory developments; our ability to attract new and retain existing customers and users, or renew and expand our relationships with them; our ability to anticipate and satisfy customer preferences; market acceptance of our platform; our ability to successfully develop and timely introduce new products and services; risks associated with the use of AI and ML-driven features in our platform; our ability to achieve our objectives of strategic and operational initiatives; cybersecurity risks to our various systems and software; the impact of privacy and data security laws and other applicable laws and regulations; and other general market, political, economic, and business conditions. Additional risks and uncertainties that could affect our financial results and business are more fully described in our Quarterly Report on Form 10-Q for the period ended March 31, 2025, filed on May 7, 2025, and our other SEC filings, which are available on the Investor Relations page of our website at investors.nextdoor.com and on the SEC’s website at www.sec.gov. All forward-looking statements contained herein are based on information available to us as of the date hereof and you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements.We undertake no obligation to update any of these forward-looking statements for any reason after the date of this Investor Update or to conform these statements to actual results or revised expectations, except as required by law. Undue reliance should not be placed on the forward-looking statements in this Investor Update. This Investor Update includes certain non-GAAP financial measures (including on a forward-looking basis). These non-GAAP measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to their nearest GAAP equivalent or any other performance measures derived in accordance with GAAP. A reconciliation of the non-GAAP financial measures used in this Investor Update to their nearest GAAP equivalent is included in the Appendix to this Investor Update. Nextdoor believes that these non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about Nextdoor. Nextdoor’s management uses forward-looking non-GAAP measures to evaluate Nextdoor’s projected financials and operating performance. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents, including that they exclude significant expenses that are required by GAAP to be recorded in Nextdoor’s financial measures. In addition, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore, Nextdoor’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. 3

Nirav Tolia, CEO 4

Q1 2025 Performance Update 5 Metrics as of 3/31/2025. Some figures may not tie due to rounding. A reconciliation of non-GAAP metrics used in this presentation to their most comparable GAAP measures is provided in the Appendix at the end of this presentation. Users +6% y/y 46M WAU Organic user acquisition again strong in Q1, with nearly 3M new verified neighbors Revenue +2% y/y $54M All channels other than large advertisers showed double digit year-over-year growth in Q1 Expenses Net Margin +13 ppt y/y Adj. EBITDA margin +9 ppt y/y Focus drove margin improvement, with operating expenses down 8% y/y amid increasing product velocity

The NEXT Nextdoor 6

Goals of NEXT Version 1.0 7 Deepen engagement and frequency of usage Deliver timely and relevant local content Drive increased and new revenue

Focus was not hyperlocal enough Addressed by better ML and geospatial targeting Content was not high-value enough Addressed by new content that is utility-centric Notifications were not timely enough Addressed by fewer emails and more timely notifications 8 Content on Nextdoor Was Not Good Enough

Nextdoor today The NEXT Nextdoor Timely but reactive Real-time and proactive Serendipitous Structured + predictable Neighbor-created content Neighbors + authoritative sources Feed-based UI Structure and improved search Separate conservations AI-generated summaries A Transformed Product Experience 9

Three Key Pillars of NEXT Version 1.0 10 Informed News Safe Alerts Smart Recommendations

The vast majority of Americans (85%) say local news outlets are important to the well-being of their local community. 11 Pew Research Center 2024 Informed

12 News 3,000 local publishers already on board Conversations with verified neighbors is a key differentiator News carousel allows users to quickly read multiple stories

News User Journey 13 JOIN THE CONVERSATION DISCOVER NEWS IN FEED HEAR THE LOCAL PERSPECTIVES

LIFESTYLE Most Popular News Categories 14 POLITICS SAFETY

The U.S. experienced 27 “billion dollar” weather and climate disasters in 2024, impacting tens of millions of Americans and causing over $200 billion in damage. 15 National Centers for Environmental Information Safe

16 Content creation and engagement metrics improve during crisis events Neighborhood discussion Shift from reactive to proactive Alerts

Three Urgency Levels of Alerts 17 GREEN YELLOW RED

A Dynamic Map Lets Neighbors Explore Nearby Alerts 18 EXPLORE WHAT IS NEAR YOU READ NEIGHBORHOOD DISCUSSION ABILITY TO JOIN THE CONVERSATION

68% of U.S. adults trust people in their local community. 19 Lifeway Research, 2021 Smart

20 AI Recommendations Leverages Neighborhood Intelligence (AI and ML) About 30% of the content on Nextdoor is recommendations Incorporates top feature “Neighborhood Faves”

Ask a Neighbor AI User Journey 21 NAVIGATE TO FAVES TAB ASK FOR RECOMMENDATIONS SEE SUMMARY PLUS NEIGHBORHOOD FAVES

Examples of “Ask a Neighbor” AI Questions 22

Users Are Enthusiastic About Local AI 23 Potential for quicker responses versus waiting for individual comments. Recommendations are helpful for quickly finding things like places to get flowers or cycling routes. It's "a great resource for a lot of things." AI recommendations generated within the Nextdoor community are "more trustworthy." "Whoa, I like the whole AI thing. Oh my…" Integrating AI into Nextdoor is a "great enhancement."

NEXT Launches This Summer 24 NEWS ALERTS AI RECOMMENDATIONS

Matt Anderson, CFO 25

Weekly Active Users (WAU) 26 Some figures may not tie due to rounding. WAU reflects users who open our application, log on to our website, or engage with an email with monetizable content at least once during a defined 7-day period. Growth continued as NEXT comes into focus: Q1 WAU was 46.1M, +6% year-over-year, due to: ● Steady organic growth in new users; ● Increased usage and utility during extreme weather events. NEXT focus: increase platform stickiness, starting with Local News, Alerts and Recommendations.

Consumer expectations Consumers are shifting toward seamless in-app experiences and moving away from email. Platform WAU Aligns With Strategic and Operational Focus 27 Strategic focus Our strategy centers on delivering richer, more engaging content across all surfaces. Delivering platform value NEXT aims to create meaningful on-platform interactions that drive utility and engagement.

This Focus Is On Building a Better User Experience 28 Now: Platform WAU Focuses on users accessing features and functionality only available in the app and web experience. Before: Total WAU Includes on- and off-platform users, with the latter engaging only with monetizable email content. Email digest Recommendations

Platform WAU 29 Some figures may not tie due to rounding. Platform WAU reflects users who open our application, log on to our website at least once during a defined 7-day period. Platform WAU will be our key user metric: Q1 Platform WAU was 22.5M, +5% year-over-year. Includes users who open our app or website at least once during a defined 7-day period. In Q1, we are providing historical data for both WAU and Platform WAU. Beginning with Q2, we will report only Platform WAU.

Revenue 30Some figures may not tie due to rounding. Large advertisers spent less, other channels continue to show growth: Q1 revenue was $54M, +2% year-over-year. Large advertiser spend down year-over-year as we prepare to unlock programmatic budgets. Together, all other channels showed double digit year-over-year growth in Q1. Performance optimization features continue to drive impact.

Net Income (Loss) 31 Net loss includes restructuring costs of $11M in Q4'23 and $26M in Q2'24. Some figures may not tie due to rounding. Operating leverage improved year-over-year, following normal seasonal trends: Net loss and margin were $(22M) and (41)%, respectively. Net margin improved by 13 ppt year-over-year. 5 ppts of the margin improvement driven by a -12% year-over-year decline in stock-based compensation expense.

Adjusted EBITDA 32 A reconciliation of non-GAAP metrics used in this presentation to their most comparable GAAP measures is provided in the Appendix at the end of this presentation. Some figures may not tie due to rounding. We maintained cost and cash flow discipline: Adjusted EBITDA was $(9M), representing a (17)% margin. Adjusted EBITDA margin improved by 9 ppt year-over-year. We generated positive Operating Cash Flow for the second consecutive quarter. Team productivity, sales and marketing efficiency, and data platform costs improved year-over-year.

Capital Allocation 33Some figures may not tie due to rounding. We are committed to disciplined capital allocation: Operating expenses down -8% year-over-year. We continue to increase our operating expense mix toward R&D (+3 ppts year-over-year). Balance sheet provides strategic and financial flexibility: $418M in cash, cash equivalents, and marketable securities at quarter-end. We repurchased 4.7M shares in Q1 2025.

Financial Outlook

	Q2'25 outlook	y/y change
Revenue	~$60M	(5)% y/y
Adj. EBITDA	~$(10)M	$(4)M y/y
Adj. EBITDA Margin	~(17)%	(7) ppt y/y

Barring any new changes in advertiser sentiment, we still expect 1H'25 revenue will be approximately flat y/y, reflecting:

Shifts in large advertiser demand, as expected.

Lower Q2 ad impression supply due to NEXT feed design updates. These changes are deliberate and focus on long-term retention.

We expect Q2 operating expenses will remain approximately flat y/y[1].

Outlook as of 5/7/2025. 1. Y/Y comparison excludes restructuring charges in Q2'24.
Some figures may not tie due to rounding.

34

Q&A 35

Appendix 36

37Some figures may not tie due to rounding. Historical Quarterly WAU, Platform WAU, and ARPU

38 Condensed Consolidated Balance Sheets in thousands, except per share data (unaudited)

39 Condensed Consolidated Statements of Operations in thousands, except per share data (unaudited)

40 Condensed Consolidated Statements of Cash Flows in thousands (unaudited)

41 To supplement our condensed consolidated financial statements, which are prepared in accordance with GAAP, we present non-GAAP adjusted EBITDA and adjusted EBITDA margin in this Investor Update. Our use of non-GAAP financial measures has limitations as an analytical tool, and these measures should not be considered in isolation or as a substitute for analysis of financial results as reported under GAAP. We use these non-GAAP financial measures in conjunction with financial measures prepared in accordance with GAAP for planning purposes, including in the preparation of our annual operating budget, as a measure of our core operating results and the effectiveness of our business strategy, and in evaluating our financial performance. These measures provide consistency and comparability with past financial performance, facilitate period-to-period comparisons of core operating results, and also facilitate comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results. In addition, adjusted EBITDA is widely used by investors and securities analysts to measure a company's operating performance. We exclude the following items from one or more of our non-GAAP financial measures: stock-based compensation expense (non-cash expense calculated by companies using a variety of valuation methodologies and subjective assumptions), depreciation and amortization (non-cash expense), interest income, provision for income taxes, and, if applicable, restructuring charges and acquisition-related costs. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In particular, (1) stock-based compensation expense has recently been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy, (2) although depreciation and amortization expense are non-cash charges, the assets subject to depreciation and amortization may have to be replaced in the future, and our non-GAAP measures do not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements, and (3) adjusted EBITDA does not reflect: (a) changes in, or cash requirements for, our working capital needs; (b) interest expense (if any), or the cash requirements necessary to service interest or principal payments on debt (if any), which reduces cash available to us; or (c) tax payments that may represent a reduction in cash available to us. The non-GAAP measures we use may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information regarding the GAAP items excluded from these non-GAAP financial measures. A reconciliation of these non-GAAP measures has been provided on the following page. Non-GAAP Financial Measures

42Some figures may not tie due to rounding. Adjusted EBITDA Reconciliation in thousands (unaudited)

43 investors.nextdoor.com · ir@nextdoor.com